SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2004



                                OLIN CORPORATION
             (Exact name of registrant as specified in its charter)

         Virginia                       1-1070                    13-1872319
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
       Incorporation)                                        Identification No.)

         P.O. Box 4500, 501 Merritt 7,              06856-4500
            Norwalk, Connecticut                    (Zip Code)
    (Address of principal executive offices)

                          (203) 750-3000 (Registrant's
                     telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)






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Item 7.           Exhibits.
                  ---------

        Exhibit No.                 Exhibit
        -----------                 -------
           99.1              Press Release, dated April 26, 2004.

Item 9.           Regulation FD Disclosure.
                  -------------------------

         In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin disclaims any intention or obligation to update or revise this information.

         Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's press release dated April 26, 2004, announcing presentations to be made at the Morgan Stanley Chemical Conference on May 4, 2004 and the Bank of America Basic Materials Conference on May 5, 2004.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   OLIN CORPORATION

                                   By:               /s/ George H. Pain
                                            -----------------------------------
                                            Name:    George H. Pain
                                            Title:   Vice President, General
                                                     Counsel and Secretary

Date:  April 26, 2004


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                                  EXHIBIT INDEX


       Exhibit No.                      Exhibit
       -----------                      -------
          99.1             Press Release, dated April 26, 2004.